JAG Media Holdings, Inc.
6865 S.W. 18th Street, Suite B13
Boca Raton, FL 33433
April 14, 2008

Cryptometrics, Inc.
73 Main Street
Tuckahoe, NY 10707

Re:
Agreement Amending Merger Agreement Among JAG Media Holdings, Inc. (“JAG Media”), Cryptometrics Acquisition, Inc. (“Cryptometrics Acquisition”), Cryptometrics, Inc. (“Cryptometrics”), Robert Barra, Michael Vitale, Karlen & Stolzar, Thomas J. Mazzarisi and Stephen J. Schoepfer (collectively, the “Parties”) dated as of January 24, 2007, as Further Amended by those Certain Agreements Among the Parties dated as of February 26, 2007, April 2, 2007, April 20, 2007, May 11, 2007, May 18, 2007, June 15, 2007, July 16, 2007, August 16, 2007, November 7, 2007, February 6, 2008 and March 31, 2008 (“Merger Agreement Amendment”)

Gentlemen:

This will confirm our understanding regarding the following changes to the Merger Agreement Amendment and the merger agreement which it amends (“Merger Agreement”), which have been authorized by the directors of JAG Media, Cryptometrics Acquisition and Cryptometrics:

1. The Closing Date set forth in the first sentence of paragraph 8 of the Merger Agreement Amendment is hereby changed to April 28, 2008.

2. The Automatic Termination Date of April 15, 2008 set forth in the first sentence of paragraph 9 of the Merger Agreement Amendment is hereby changed to April 30, 2008.

3. Cryptometrics hereby accepts and approves that certain letter agreement between JAG Media and YA Global Investments, LP dated April 14, 2008.

4. Cryptometrics shall deliver the following documents to JAG Media and its attorneys, as indicated (the “Cryptometrics Deliveries”):

(a)
to JAG Media, simultaneously with the execution of this amendment, the written consent of the board of directors of Cryptometrics, Inc. approving the Merger Agreement and all amendments thereto, including this amendment; and

Cryptometrics, Inc.
April 14, 2008
Page -2-

(b)
to JAG Media’s attorneys, Morgan Lewis & Bockius LLP (’MLB”), no later than April 18, 2008, an updated signed original of a tax certificate from Cryptometrics, required as a condition to the updating of the MLB tax opinion, in the form provided by MLB.

5. Karlen & Stolzar LLP, as Escrow Agent, acknowledge (a) receipt of the Merger Documents pursuant to the terms of paragraph 10 of the January 24, 2007 letter agreement among the Parties (the “January 2007 Letter Agreement) and (b) that they are now holding the Merger Documents in escrow pursuant to paragraph 10 of the January 2007 Letter Agreement.

6.  Cryptometrics acknowledges and agrees that the signed Affiliate Agreements required to be delivered into escrow by Cryptometrics pursuant to paragraph 10 of the January 2007 Letter Agreement shall be delivered into escrow by Cryptometrics no later than April 18, 2008.

All defined terms used in this agreement, which are not otherwise defined herein shall have the meaning ascribed to them in the Merger Agreement Amendment. Except as otherwise set forth in this agreement, the Merger Agreement Amendment and the Merger Agreement shall remain unchanged and in full force and effect. The Company Voting and Lock-Up Agreement among JAG Media, Robert Barra and Michael Vitale dated December 27, 2005 executed in connection with the Merger Agreement shall continue in full force and effect and "Merger Agreement" as defined therein shall include all amendments thereto, inclusive of that contained herein.

If the foregoing accurately reflects your understanding of our agreement regarding the above matter, please indicate your agreement and acceptance by signing in the appropriate space below and returning a fully executed and dated copy of this agreement to the undersigned.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

Cryptometrics, Inc.
April 14, 2008
Page -3-

Sincerely yours, JAG MEDIA HOLDINGS, INC.	AGREED AND ACCEPTED: CRYPTOMETRICS ACQUISITION, INC.

By: /s/ Thomas J. Mazzarisi	By: /s/ Thomas J. Mazzarisi
Name: Thomas J. Mazzarisi	Name: Thomas J. Mazzarisi
Title: Chairman & CEO	Title: President
Date: April 14, 2008	Date: April 14, 2008

AGREED AND ACCEPTED: CRYPTOMETRICS, INC.	The undersigned is signing this agreement solely in its capacity as “Escrow Agent” pursuant to the provisions of paragraph 10 of the Merger Agreement Amendment and paragraph 5 of this Agreement
By: /s/ Robert Barra
Name: Robert Barra	KARLEN & STOLZAR, LLP
Title: Co-CEO
Date: April 14, 2008
By: /s/ Michael I. Stolzar
Name: Michael I. Stolzar
Title: Partner
Date: April 14, 2008

The undersigned are signing this agreement
only with respect to their obligations set forth
/s/ Robert Barra	in paragraph 12 of the Merger Agreement
Robert Barra	Amendment
Dated: April 14, 2008

/s/ Thomas J. Mazzarisi
Thomas J. Mazzarisi
/s/ Michael Vitale	Dated: April 14, 2008
Michael Vitale
Dated: April 14, 2008

/s/ Stephen J. Schoepfer
Stephen J. Schoepfer
Dated: April 14, 2008